SEPTEMBER 28, 2017

SUPPLEMENT TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED AUGUST 9, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

(1)	Under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the information in the chart provided for David B. Marshak is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
David B. Marshak*	15**	$1,037	11	$285	11	$236
Jeffrey W. Heuer*	12***	$677	8****	$956	15	$1,193

* Information as of June 30, 2017

** In addition to the registered investment company accounts listed above, this portfolio manager serves as the portfolio manager to the High Yield Fund. As of June 30, 2017, assets under management in the High Yield Fund total approximately $356 million. Effective September 28, 2017, Mr. Marshak became a portfolio manager to the Floating Rate Fund and Floating Rate High Income Fund. As of June 30, 2017, assets in those Funds total approximately $4.2 billion and $512 million, respectively.

*** Effective September 28, 2017, Mr. Heuer became a portfolio manager to the Floating Rate Fund and Floating Rate High Income Fund. As of June 30, 2017, assets in those Funds total approximately $4.2 billion and $512 million, respectively.

**** The advisory fee for one of these other pooled investment vehicles is based upon performance. Assets under management in that other pooled investment vehicle total approximately $251 million as of June 30, 2017.

(2)	Under the heading “PORTFOLIO MANAGERS – COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following footnote is added next to the Floating Rate Fund and Floating Rate High Income Fund in the incentive payment chart:

* Effective September 28, 2017, Messrs. Marshak and Heuer were added as portfolio managers. Their incentive benchmarks/peer groups are as follows as of September 28, 2017: Credit Suisse Leveraged Loan Index and Lipper Loan Participation Funds.

(3)	Under the heading “PORTFOLIO MANAGERS – EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the information provided for David B. Marshak is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
David B. Marshak	Floating Rate Fund Floating Rate High Income Fund High Yield Fund	None* None* $10,001-$50,000*
Jeffrey W. Heuer	Floating Rate Fund Floating Rate High Income Fund	$10,001-$50,000* $10,001-$50,000*

* Information as of June 30, 2017

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.